SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                                FORM 8-K

          Current Report Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934

	                     September 10, 2004
             Date of Report (Date of earliest event reported)


                             TelVue Corporation
           (Exact name of registrant as specified in its charter)


         Delaware	                0-17170           51-0299879
(State or other jurisdiction    (Commission      (I.R.S. Employer
of incorporation)                File Number)    Identification No.)


                         16000 Horizon Way, Suite 500,
                         Mt. Laurel, New Jersey  08054
                    (Address of principal executive offices)

                                 856-273-8888
              (Registrant's telephone number, including area code)

                                      N/A
                       (Former name or former address,
                        if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      Effective September 10, 2004, Neil Heller resigned from the TelVue Corporation (the "Corporation") Board of Directors. The resignation of Mr. Heller from the Corporation's Board of Directors did not involve any disagreement with the Corporation.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   September  15, 2004                      TelVue Corporation

                                          By:    /s/ Frank J. Carcione
                                                 -------------------------
                                          Name:  Frank J. Carcione
                                          Title: President and Chief
                                                 Executive Officer